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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 33-95602.

                                                Arthur Andersen LLP

Philadelphia, Pa.,
  March 30, 1999